SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         /X/      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         / /      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                      HOSPITALITY WORLDWIDE SERVICES, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:


         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


       / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                      HOSPITALITY WORLDWIDE SERVICES, INC.

                               201 Alhambra Circle
                           Coral Gables, Florida 33134


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of Hospitality Worldwide Services, Inc.

         Please take notice that the Annual Meeting of Shareholders of Hospitality Worldwide Services, Inc., a New York corporation (the "Company"), will be held at the Hyatt Alhambra, Coral Gables, Florida, on Wednesday, December 15, 1999 at 10:00 A.M. for the following purposes:

                  1. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from "Hospitality Worldwide Services, Inc." to "Hotelworks.com Inc."

                  2.       To elect one (1) member to the Board of Directors.

                  3. To approve amendments to the Company's Certificate of Incorporation and By-Laws to provide that vacancies that exist on the Board of Directors as a result of a determination by the Board of Directors not to nominate an individual to fill a vacancy created by the expiration of the term of a director may be filled by the remaining members of the Board of Directors then in office, provided that such director shall have a term that expires at the next succeeding annual meeting of shareholders.

                  4. To approve the adoption of the Company's 1999 Stock Option Plan (the "1999 Plan").

                  5. To ratify the appointment of Arthur Andersen, LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

                  6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on October 29, 1999 as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the meeting.

         YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO MARK, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

         You may revoke your proxy for any reason at any time prior to the voting thereof, and if you attend the meeting in person you may withdraw the proxy and vote your own shares.


                                   By Order of the Board of Directors,



                                   LEONARD F. PARKER
                                   Chairman Emeritus & Secretary

New York, New York
November [19], 1999

                      HOSPITALITY WORLDWIDE SERVICES, INC.
                               201 Alhambra Circle
                           Coral Gables, Florida 33134


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                December 15, 1999


         The proxy accompanying this proxy statement (the "Proxy Statement") is solicited by the Board of Directors (the "Board") of Hospitality Worldwide Services, Inc., a New York corporation (the "Company"), for use at the Company's 1999 Annual Meeting of Shareholders to be held at Hyatt Alhambra, Coral Gables, Florida, on Wednesday, December 15, 1999 at 10:00 A.M. and at any adjournment or adjournments thereof (the "Annual Meeting").

         The principal executive offices of the Company are located at 201 Alhambra Circle, Coral Gables, Florida 33134. The approximate date of mailing of this Proxy Statement and the accompanying proxy to shareholders is November [19], 1999.

                        RECORD DATE AND VOTING SECURITIES

         Only holders of the Company's Common Stock, $.01 par value per share (the "Common Stock") of record at the close of business on October 29, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or at any adjournment or adjournments thereof. On the Record Date, 14,663,563 shares of Common Stock were issued and outstanding. Each outstanding share of Common Stock entitles the holder thereof to one vote.

                            PROXIES AND VOTING RIGHTS

         Shares of Common Stock represented by proxies in the accompanying form that are properly executed and duly returned will be voted in accordance with the instructions specified therein. If no instructions are given, such proxies will be voted in accordance with the recommendations of the Board of Directors as indicated in this Proxy Statement. A proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such revocation will not affect a vote on any matters taken prior thereto. The mere presence at the Annual Meeting of the person appointing a proxy will not revoke the appointment. A majority of the votes of shares entitled to vote will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee, who does not have discretionary voting power with respect to that item, has not received instructions from the beneficial owner. Broker non-votes and abstentions are not included in the tabulation of the voting results on the election of directors or issues requiring approval of the majority of the votes cast at the Annual Meeting and, therefore, do not have the effect of votes in opposition in such tabulations. Abstentions will have the effect of a vote "against" on all matters other than the election of directors and the ratification of the Company's independent certified public accountants.

         The solicitation of proxies in the accompanying form is made by the Board of Directors and the cost thereof will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or telegraph, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of Common Stock in their names will be requested by the Company to forward proxy materials to their principals and will be reimbursed for their reasonable out-of-pocket expenses in such connection.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The voting securities of the Company outstanding on November 2, 1999 consisted of 14,663,563 shares of Common Stock. The following table sets forth information concerning ownership of the Common Stock, as of November2, 1999, by
(i) each director and nominee for director, (ii) each executive officer, (iii) all directors, director nominees and executive officers as a group, and (iv) each person who, to the knowledge of management, owned beneficially more than 5% of the Common Stock. Unless otherwise indicated, the address of each person listed below is 201 Alhambra Circle, Coral Gables, Florida 33134.

                                                                Common
                                                                 Stock
                                                             Beneficially
       Beneficial Owner(1)                                       Owned                    Percent of Class(2)
----------------------------------------                    ----------------              -------------------
Leonard F. Parker..........................................         271,435                       1.9%
Douglas A. Parker..........................................      555,951(3)                       3.8%
Richard A. Bartlett........................................      433,167(4)                       2.9%
c/o Resource Holdings Associates, L.P.
520 Madison Avenue, 40th Floor
New York, New York  10022
Louis K. Adler.............................................      100,001(5)                          *
910 Travis Street, Suite 2030
Houston, Texas  77002-5810
George Asch................................................      100,001(6)                          *
c/o Gray Seifert & Company, Inc.
380 Madison Avenue
New York, New York  10022
Heartland Advisors, Inc....................................     1,382,00(7)                       9.4%
790 North Milwaukee Street
Milwaukee, Wisconsin  53202
All Executive Officers and Directors as a group (6 persons)    1,643,155(8)                      10.8%

----------
* Less than 1%

(1) Except as outlined herein, the persons named in the table, to the Company's knowledge, have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes hereunder.
(2)      Calculations  assume  that  (i) all  options  and  warrants  which  are presently exercisable or exercisable within 60 days have been exercised; and (ii) all Convertible Preferred Stock which is presently convertible has been converted.
(3)      Consists of (i) 512,617 shares of Common Stock held individually by Mr.
         D. Parker; and (ii) 43,334 shares of Common Stock issuable upon exercise of presently exercisable options currently held by Mr. D. Parker.
(4) Consists of (i) 108,166 shares of Common Stock owned individually by Mr. Bartlett: (ii) 300,000 shares of Common Stock underlying an option granted to Resource Holdings Associates, L.P. ("Resource Holdings") as to which Mr. Bartlett is attributed beneficial ownership pursuant to Rule 13d-3; and (iii) 25,001 shares of Common Stock issuable upon exercise of presently exercisable options currently held by Mr. Bartlett. Mr. Bartlett, as a Managing Director of Resource Holdings, has shared power to vote and dispose of the 300,000 shares of Common Stock underlying Resource Holdings' option.
(5) Consists of (i) 75,000 shares of Common Stock held individually by Mr. Adler; and (ii) 25,001 shares of Common Stock issuable upon exercise of presently exercisable options currently held by Mr. Adler.
(6) Consists of (i) 75,000 shares of Common Stock held individually by Mr. Asch; and (ii) 25,001 shares of Common Stock issuable upon exercise of presently exercisable options currently held by Mr. Asch.
(7) Included in reliance on information contained in a Schedule 13G, dated August 5, 1999, and filed with the Securities and Exchange Commission on August 10, 1999 by Heartland Advisors, Inc., reporting sole voting power over 342,000 and sole dispositive power over 1,382,000 shares.
(8) Includes presently exercisable options to purchase 571,337 shares of Common Stock at exercise prices ranging from $1.275 to $12.00 per share.

                                 PROPOSAL NO. 1

                        CHANGING THE NAME OF THE COMPANY

         The Board of Directors recommends an amendment to the Company's Certificate of Incorporation to change the Company's name from "Hospitality Worldwide Services, Inc." to "Hotelworks.com Inc." If approved by the shareholders, Article One of the Company's Certificate of Incorporation would be amended to provide as follows:

                  "1:  The name of the corporation is: HOTELWORKS.COM INC."

         In the judgment of the Board of Directors, the change of corporate name is desirable in view of the significant change in the character and strategic focus of the business of the Company resulting from the Company's strategic initiative to focus on the Company's e -commerce based supply and distribution business and plans to dispose of its construction , development and asset management units. The Company's name change to Hotelworks.com Inc.
recognizes this shift in strategic focus.

         As one of the world's largest independent purchasing companies for the hospitality industry, the Company believes that it is well positioned to capitalize on the opportunities for purchasing and distribution efficiency created by the Internet. The mission of Hotelworks.com is to become a premier Internet-based fulfillment company that provides project management, procurement, warehousing and logistics to the hospitality industry. The Company's core activities shall include procurement of furniture, fixtures and equipment (FF&E) and operating supplies and equipment (OS&E); reorder of daily operating supplies; and transportation, warehousing, distribution and logistical support. Business from the Company's existing subsidiaries engaged in these activities will be channeled through the Company's Internet platform, which upon completion, is expected to benefit from a substantial revenue base.

         The Company has launched its new website, www.hotelworks.com, which contains, among other features, a catalog of hospitality products for sale. Over the next several quarters, the Company intends to increase the range of products and services offered to the hospitality industry on its website. The Company intends to convert the operations of its subsidiary, Parker Reorder Online, from a client-server based procurement system into a web-based application offered over the Internet. With the gradual integration of the distribution and warehousing services of the Company's subsidiary, Bekins Distribution Services, Inc., the Company will become a fully integrated web-based fulfillment company. By offering its clients the efficiency of e-commerce solutions, the Company intends to create a vertical portal where the hospitality industry obtains a wide range of services and information.

         If this amendment is adopted, shareholders will not be required to exchange outstanding stock certificates for new certificates.

         The affirmative vote of the holders of a majority of outstanding shares of Common Stock is required for approval of the proposal to amend the Company's Certificate of Incorporation to change the Company's name.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                        APPROVAL OF THE PROPOSAL TO AMEND
                   THE COMPANY'S CERTIFICATE OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME
                            -------------------------

                            -------------------------

                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTORS

         The Company's Amended and Restated By-Laws currently provide that the number of directors constituting the entire Board shall consist of not less than three nor more than fifteen members. Currently, the Board has fixed the number of directors at 7. The Company's Certificate of Incorporation and Amended and Restated By-Laws further provide that directors shall be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to have as nearly equal a number of directors as the other classes.

DIRECTOR STANDING FOR ELECTION FOR TERMS EXPIRING IN 2002

         The Board has nominated Leonard F. Parker for election as a Class I director for a term expiring at the Company's 2002 Annual Meeting of Shareholders and until his successor is elected and qualified. Mr. Parker is presently a director of the Company and his term expires at this Annual Meeting. Prior to November 1, 1999, Scott Kaniewski, filled the other Class I director posiiton. Mr. Kaniewski resigned a s a director effective November 1, 1999. The Board of Directors has not filled the vacancy created by his resignation. If Proposal No. 3 set forth herein is passed, any new director that the Board of Director elects to fill this Class I vacancy after the Annual Meeting will be a member of the Board of Directors only until the next annual meeting of shareholders, at which time the shareholders of the Company may elect a director to fill the unexpired portion of the Class I term.

         The Company does not expect that Mr. Parker will be unavailable for election, but if that should occur before the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

REQUIRED VOTE

         Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. A properly executed proxy marked "Withhold Authority" with respect to the election of one or both directors will not be voted with respect to the director(s) indicated, but will be counted for purposes of determining whether there is a quorum.

                   THE BOARD OR DIRECTORS RECOMMEND A VOTE FOR
                           THE ELECTION OF MR. PARKER

CLASS I DIRECTOR

         The following table sets forth, for the sole Class I director up for election at the Annual Meeting, the year such director was first elected a director, the position currently held by such director with the Company, the year such director's term will expire and the class of director for such director.


                                          Year First
                                            Elected                                     Year Term         Class of
Name                        Age            Director       Position                      Will Expire       Director
-----------------------    --------    --------------     -------------------------    --------------    --------------
Leonard F. Parker              69            1997         Chairman Emeritus &                2002                I
                                                          Secretary

         Leonard F. Parker joined the Company in March 1997 as Chairman of the Board and Director. In November 1997, he became Chairman Emeritus of the Board of Directors. In November 1999, he became Secretary of the Company. Leonard
Parker founded The Leonard Parker Company ("LPC") in 1969. Mr. Parker is a graduate of Tulane University and served in the United States Air Force. Prior to founding LPC, Mr. Parker was employed from 1950 by Maxwell Company, an interior design and furnishing company. Mr. Parker is a member of the board of directors of

Douglas Gardens Home for the Aged. Leonard Parker is the father of Douglas Parker, a director and Acting Chief Executive Officer of the Company.

         Scott Kaniewski, a former Class I director, resigned as a director of the Company effective November 1, 1999. The Board of Directors has not yet filled the vacancy created by this resignation.

CLASS II DIRECTORS CONTINUING IN OFFICE

         The following Class II directors were elected at the Company's 1998 Annual Meeting of Shareholders for terms expiring at the 2000 Annual Meeting of Shareholders.

         Louis K. Adler has been a director of the Company since September 1996. Mr. Adler has been a private investor for over five years in Houston, Texas. He has been Chairman of the Board and President of Bancshares, Inc. (Houston, TX) since 1973; Vice Chairman of the Board since 1992 and a director of Luther's Bar-B-Q, Inc., a group of twenty restaurants in Texas, Louisiana and Colorado, from 1988 to 1998; a director, Secretary and Treasurer of Warwick
Communications, Inc. from 1993 to 1998; and director and member of the compensation committee of Executone Information Systems, Inc. since 1997.

         George Asch has been a director of the Company since September 1996. Since September 1994, Mr. Asch has been a Vice President of Gray, Seifert and Co., Inc., an investment management company which became a wholly-owned independent subsidiary of Legg Mason, Inc. in April 1994. For 25 years prior to joining Gray Seifert and Co., Inc. in August 1990, Mr. Asch served as President of a manufacturing company.

         Richard A. Bartlett has been a director of the Company since September 1996. Mr. Bartlett is a Managing Director of Resource Holdings Limited, a private merchant banking firm in New York City ("Resource Limited"). He specializes in legal aspects of mergers, acquisitions and other corporate restructurings. In that capacity, he sits and has sat on the board of various companies in which Resource Limited and its principals have made investments. From 1987 to 1993, he was a member of the Council of Foreign Relations and is a member of the New York State Bar. Mr. Bartlett received a law degree from Yale Law School and received his B.A. from Princeton University.

CLASS III DIRECTOR CONTINUING IN OFFICE

         The following Class III director was elected at the Company's 1998 Annual Meeting of Shareholders for a term expiring at the 2001 Annual Meeting of Shareholders.

         Douglas A. Parker joined the Company in March 1997 as President--Purchasing Division and a Director. In November 1997, he became the President and a Director and in September 1999, he became the Acting Chief Executive Officer. The Board of Directors has constituted a search committee to select a new Chief Executive Officer who will replace Mr. Parker. It is expected that such individual will have experience in the e-commerce industry. Mr. Parker is also President of LPC. Mr. Parker, a graduate of Tulane University, has been with LPC for 17 years. Mr. Parker is responsible for the development of the overseas offices in Johannesburg, South Africa, Amsterdam, The Netherlands and Dubai, coordinating the international operations and sales, as well as vendor and client relationships. Douglas Parker is the son of Leonard Parker.

         Robert A. Berman, a former Class III director, agreed with the Company as to a termination of his position as Chief Executive Officer in September 1999 and resigned as Chairman of the Board and a director of the Company effective November 1, 1999. The Board of Directors has not yet filled the Board vacancy created by this resignation.

         The following table and paragraphs set forth information regarding the executive officers who are not directors of the Company.


Name                          Age           Position
----                          ---           --------
John F. Wilkens               41            Vice President & Treasurer

         John Wilkens has been Vice President and Treasurer of the Company since October 1997. Prior to joining the Company, Mr. Wilkins was Vice President and Chief Financial Officer of Metro Creative Graphics, Inc. from January 1992 to
October 1997. Mr. Wilkens received his Bachelors and Masters degrees from Hofstra University and is a certified public accountant licensed in the State of New York.

         Howard G. Anders agreed with the Company as to a termination of his positions as Chief Financial Officer, Executive Vice President and Secretary effective November 9, 1999.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors met six times during the fiscal year ended December 31, 1998. From time to time, the members of the Board of Directors may act by unanimous written consent. The Board of Directors has established standing Audit and Compensation Committees.

         Audit Committee. The Audit Committee exercises the power which the Board of Directors would otherwise hold with respect to financial functions of the Company, including matters pertaining to the audit of the financial statements of the Company and related financial matters, as well as the appointment and activities of the Company's independent certified public accountants. The Audit Committee consists of Messrs. Adler and Asch. The Audit Committee met three times during the fiscal year ended December 31, 1998.

         Compensation Committee. The Compensation Committee exercises the power which the Board of Directors would otherwise hold with respect to (i) the grant of options under the 1996 Stock Option Plan (the "Employee Plan"); and (ii) the compensation and benefits of all officers of the Company. The Compensation
Committee consists of Messrs. Adler, Asch and Bartlett. The Compensation Committee met one time during the fiscal year ended December 31, 1998.

BOARD OF DIRECTORS COMPENSATION

         The Company does not currently compensate directors who are also employees of the Company for service on the Board of Directors. Outside directors are paid a fee of $750 and reimbursed for their expenses incurred in attending each meeting of the Board of Directors and its Committees. In addition, outside directors receive options under the Company's 1996 Outside Directors' Stock Option Plan (the "Directors' Plan").

EXECUTIVE COMPENSATION

         The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to Robert A. Berman, the Company's Chief Executive Officer during the fiscal year ended December 31, 1998, Leonard
F. Parker, Douglas A. Parker and Howard G. Anders, the Company's three other most highly compensated executives (the "Named Executive Officers"). There is no other person who was an executive officer of the Company during the fiscal year ended December 31, 1998 whose salary and bonus exceeded $100,000 with respect to the fiscal year ended December 31, 1998.

                          Summary Compensation Table(1)

                                   Annual Compensation                     Long-Term Compensation
                               -----------------------------------     --------------------------------
                                                                                Awards              Payouts
                                                                       ----------------------     --------
                                                                                      Securities
                                 Salary                 Other Annual    Restricted    Underlying     LTIP        All Other
 Name and Principal              Salary      Bonus      Compensation       Stock       Options/    Payouts     Compensation
      Position        Year         ($)         ($)         ($)          Awards($)      SARs(#)        ($)           ($)
------------------    -----    ---------   --------   -------------    ----------    ----------   --------    -------------
Robert A. Berman (2).  1998    $300,000         --               --            --           --         --               --
                       1997    $161,000         --               --            --      160,000         --               --
                       1996          --         --               --            --           --         --               --

Leonard F. Parker (3)  1998    $250,000         --               --            --           --         --               --
                       1997    $250,000         --               --            --           --         --               --
                       1996          --         --               --            --           --         --               --

Douglas A. Parker (4)  1998    $250,000         --               --            --           --         --               --
                       1997    $175,000         --               --            --      100,000         --               --
                       1996          --         --               --            --           --         --               --

Howard G. Anders (5)   1998    $225,000         --               --            --           --         --               --
                       1997    $215,000         --               --            --       15,000         --               --
                       1996    $150,000         --               --            --      100,000         --               --

------------------------
(1) Perquisites and other personal benefits, securities or property to each executive officer did not exceed the lesser of $50,000 or 10% of such executive's salary and bonus.

(2) Mr. Berman joined the Company in March 1997 as the President, Chief Executive Officer and Director. In November 1997, he became the Chairman of the Board, Chief Executive Officer and a Director. In September 1999, he agreed with the Company as to a termination of his position as Chief Executive Officer and effective November 1, 1999, he resigned as Chairman of the Board and a Director.

(3) Mr. Leonard Parker joined the Company in March 1997 as Chairman of the Board and Director. In November 1997, he became Chairman Emeritus of the Board of Directors.

(4) Mr. Douglas Parker joined the Company in March 1997 as President--Purchasing Division and a Director. In November 1997, he became the President and a Director and in September 1999, he became Acting Chief Executive Officer .

(5) Mr. Anders joined the Company in October 1994 as Executive Vice President, Chief Operating Officer and Director. In February 1996, he resigned as a Director of the Company and became the Chief Financial Officer, Executive Vice President and Secretary. Effective November 9, 1999, Mr. Anders agreed with the Company as to a termination of his positions as Chief Financial Officer, Executive Vice President and Secretary.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         There were no option/SAR grants to any of the Named Executive Officers during the fiscal year ended December 31, 1998.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The   following   table  sets  forth  certain   information   regarding
unexercised stock options held by the Named Executive Officers as of December 31, 1998.


                                                                   Number of
                                                                   Securities                  Value of Unexercised
                            Shares                                 Underlying                      In-the-Money
                           Acquired                         Unexercised Options/SARs              Options/SARs At
                              On            Value              At Fiscal Year-End                 Fiscal Year-End
     Name                  Exercise     Realized($)      Exercisable/Unexercisable(1)      Exercisable/Unexercisable
---------------------    -----------   -------------   -------------------------------    -----------------------------
Robert A. Berman.......       --             --                 32,000 / 128,000                       0 / 0
Leonard F. Parker......       --             --                       --                                --
Douglas A. Parker......       --             --                 28,667 / 71,333                        0 / 0
Howard G. Anders.......     10,000         $27,250              193,000 / 12,000                   $560,250 / 0

(1) On December 31, 1998, the last reported sales price of the Common Stock on the American Stock Exchange was $5.00 per share.

LONG-TERM INCENTIVE AND PENSION PLANS

         The Company does not have any long-term incentive or defined benefit pension plans.

DEFINED BENEFIT OR ACTUARIAL PLANS

         The Company does not have any defined benefit or actuarial plans.

DIRECTOR COMPENSATION

         The Company does not currently compensate directors who are also executive officers of the Company for service on the Board of Directors. Outside directors are paid a fee of $750 and reimbursed for their expenses incurred in attending each meeting of the Board of Directors and its Committees.

         On September 26, 1996, the Company's Board of Directors adopted, and the Company's shareholders approved, the 1996 Outside Directors Stock Option Plan (the "Outside Directors' Plan") for purposes of securing for the Company and its shareholders the benefits arising from stock ownership by its outside directors.

1996 STOCK OPTION PLAN.

         In September 1996, the Company's Board of Directors adopted, and the Company's shareholders approved, the 1996 Stock Option Plan (the "Employee Plan"). The purpose of the Employee Plan is to promote the success of the Company by providing additional incentive to the officers and employees of the Company who are primarily responsible for the management and growth of the Company, or otherwise materially contribute to the conduct and direction of its business, operations and affairs, in order to strengthen their desire to remain in the employ of the Company and to stimulate their efforts on behalf of the Company, and to retain and attract to the employ of the Company persons of competence. If Proposal 4 is approved by the Company's shareholders, the 1999 Plan will replace the 1996 Plan and no further options will be granted
(including any options which may be returned to the 1996 Plan because they terminated unexercised) under the 1996 Plan. Options heretofore granted under the 1996 Plan will not be affected and the 1996 Plan will be maintained to the extent that options granted thereunder remain outstanding.

         Originally, the Employee Plan provided that the maximum number of shares of Common Stock reserved for awards thereunder shall be 1,700,000. At the Company's 1998 Annual Meeting of Shareholders, the Company's shareholders approved an increase in the number of shares reserved for issuance under the Employee Plan to 2,700,000. As of November 2, 1999, (i) options to purchase [687,750] shares of Common Stock are outstanding under the Employee Plan at exercise prices ranging from $2.75 to $12.00 per share, [ ] of which are currently exercisable, (ii) 309,250 options granted under the Employee Plan have been exercised, and (iii) [1,703,000] options remain available to the Company for grant under the Employee Plan. The Employee Plan provides for the grant of (i) options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, and (ii) options not intended to so qualify. The exercise price of options granted under the Employee Plan may be less than, more than or equal to the fair market value of such shares on the date of grant; provided, however, that the exercise price of an Incentive Stock Option at the time of grant thereof shall (i), if such Incentive Stock Option is being granted to a 10% shareholder, be at least 110% of the fair market value on the date of grant and (ii), if such Incentive Stock Option is being granted to any other person, be at least 100% of the fair market value on the date of grant. Any options granted under the Employee Plan that shall expire, terminate or otherwise be annulled for any reason without having been exercised shall again be available for purposes of the Employee Plan.

         The Employee Plan is administered by the Compensation Committee, which is comprised of not less than two members of the Company's Board of Directors who are "disinterested persons" for purposes of Rule 16b-3 under the Exchange Act. The Committee has the power and authority to grant to eligible persons options to purchase shares of Common Stock under the Employee Plan and to determine the restrictions, terms and conditions of all such options granted as well as to interpret the provisions of the Employee Plan, any agreements relating to awards granted under the Employee Plan, and to supervise the administration of the Employee Plan.

         No Incentive Stock Options may be granted to any person for which the "fair market value," as defined within the Employee Plan, determined as of the time an Incentive Stock Option is granted to such person, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such person during any calendar year under all plans of the Company and its subsidiaries, shall exceed $100,000.

         Subject to the provisions of the Employee Plan with respect to death, retirement and termination of employment, the term of each option shall be for such period as the Committee shall determine as set forth in the applicable option agreement, but not more than (i) five years from the date of grant in the case of Incentive Stock Options held by 10% or greater shareholders and (ii) ten years from the date of grant in the case of all other Incentive Stock Options.

         The Employee Plan is intended to comply in all respects with Rule 16b-3 under the Exchange Act.

1996 OUTSIDE DIRECTORS' STOCK OPTION PLAN.

         On September 26, 1996, the Company's Board of Directors adopted, and the Company's shareholders approved, the 1996 Outside Directors' Stock Option Plan (the "Directors' Plan") for purposes of securing for the Company and its shareholders the benefits arising from stock ownership by outside directors. Each outside director who becomes a director after March 1, 1996 receives an initial grant of an option to purchase 15,000 shares of Common Stock. To the extent that shares of Common Stock remain available for the grant of options under the Directors' Plan, on April 1 of each year, commencing on April 1, 1997, each outside director shall automatically be granted an option to purchase 10,000 shares of Common Stock. Options granted under the Directors' Plan shall be exercisable in three equal installments, commencing on the first anniversary of the grant date. The exercise price of such options is the closing price of the Company's Common Stock on the American Stock Exchange on the day of their grant. As of November 2, 1999, (i) 250,000 shares of Common Stock have been reserved for issuance under the Directors' Plan, (ii) options to purchase 156,667 shares of Common Stock are outstanding under the Directors' Plan at exercise prices ranging from $2.75 to $9.50 per share, 8,334 of which have been exercised and 88,336 of which are currently exercisable, and (iii) there are 93,333 options available for grant under the Directors' Plan. The Directors' Plan is intended to comply in all respects with Rule 16b-3 under the Exchange Act. If Proposal 4 is approved by the Company's shareholders, the 1999 Plan will replace the Directors' Plan and no further options will be granted (including any options which may be returned to the Directors' Plan because they terminated unexercised) under the Directors' Plan. Options heretofore granted under the Directors' Plan will not be affected and the Directors' Plan will be maintained to the extent that options granted thereunder remain outstanding.

EMPLOYMENT AGREEMENTS

         From March 1997 to September 1999, Robert Berman served as the Company's Chief Executive Officer. Mr. Berman and the Company were parties to a three-year employment agreement that commenced as of January 1, 1998. On September 30, 1999, the Company and Mr. Berman agreed to the termination of Mr. Berman's employment with the Company. Mr. Berman resigned as Chairman of the Board effective November 1, 1999.

         The Company entered into a four-year employment agreement with Mr. Leonard Parker on January 9, 1997 with a base compensation of $250,000 per annum. Pursuant to such agreement, the salary for the final year of the agreement was paid in full at signing. Further, Mr. Leonard Parker has agreed not to compete with the Company during the term of the agreement and for a period of one year thereafter.

         The Company entered into a two-year employment agreement with Mr. Douglas Parker as of January 1, 1998. The term of the employment agreement may be renewed for one year periods by mutual agreement of Mr. Douglas Parker and the Company. The employment agreement provides for base compensation at the rate of $250,000 per annum plus an annual bonus determined by the Company's Board of Directors in its sole discretion. In the event of a change of control (as defined in the employment agreement) which results in either (i) the termination of Mr. Douglas Parker's services for any reason other than voluntary withdrawal or cause, (ii) the placement of Mr. Douglas Parker in a position of lesser stature than that of a senior executive officer of the Company; (iii) a breach of certain provisions of Mr. Douglas Parker's employment agreement; or (iv) a requirement that Mr. Douglas Parker's principal duties be performed outside a 30 mile radius from the location at which Mr. Douglas Parker had performed his duties immediately prior to the change of control, the Company must pay to Mr. Douglas Parker, as liquidated damages, a lump sum cash payment equal to 2.99 times his base salary (subject to certain limitations). The employment agreement also contains confidentiality and non-compete provisions during the term of the agreement and for a period of two years thereafter.

         The Company entered into a three-year employment agreement with Mr. Anders as of January 1, 1998. The term of the employment agreement may be renewed for one year periods by mutual agreement of Mr. Anders and the Company. The employment agreement provides for base compensation at the rate of $225,000 per annum plus an annual bonus determined by the Company's Board of Directors in its sole discretion. In the event of a change of control (as defined in the employment agreement) which results in either (i) the termination of Mr. Anders' services for any reason other than voluntary withdrawal or cause, (ii) the placement of Mr. Anders in a position of lesser stature than that of a senior executive officer of the Company; (iii) a breach of certain provisions of Mr. Anders' employment agreement; or (iv) a requirement that Mr. Anders' principal duties be performed outside a 30 mile radius from the location at which Mr. Anders had performed his duties immediately prior to the change of control, the Company must pay to Mr. Anders, as liquidated damages, a lump sum cash payment equal to 2.99 times his base salary (subject to certain limitations). The employment agreement also contains confidentiality and non-compete provisions during the term of the agreement and for a period of two years thereafter.

         The Company entered into a three-year employment agreement with John F. Wilkens as of September 1, 1999. The employment agreement provides for base compensation at the rate of $184,000 per annum plus a one-time payment of $25,000 to compensate Mr. Wilkens for the cost of relocating to Florida. In the event of a change of control (as defined in the employment agreement) which results in either (i) a termination of the employment agreement for any reason other than just cause; (ii) the placement of Mr. Wilkens in a position of lesser stature that than of Executive and Financial Officer of the Company; (iii) assignment of duties to Mr. Wilkens that are inconsistent with that of Executive and Financial Officer or that would result in a significant change in the nature or scope of his powers; (iv) treatment of Mr. Wilkens in derogation of his status as Executive and Financial Officer; (v) a breach by the Company of certain provisions of the employment agreement; or (vi) a requirement that Mr. Wilkens perform his duties outside south Florida, Mr. Wilkens may terminate the employment agreement and, upon such termination, the Company must pay Mr. Wilkens, as liquidated damages, a lump sum cash payment equal to two times his base compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee, which exercises the power which the Board of Directors would otherwise hold with respect to the grant of options under the Employee Plan as well as the compensation and benefits of all officers of the Company, consists of Louis K. Adler, George Asch and Richard A. Bartlett. Mr. Bartlett is a Managing Director of Resource Holdings. On February 1, 1998, the Company renewed its engagement with Resource Holdings as a financial advisor. As compensation for such engagement, the Company agreed to pay Resource Holdings a retainer of $10,000 per month through April 1999, when the engagement was terminated. The Company, pursuant to the terms of its previous agreement, granted Resource Holdings a five-year option to purchase 500,000 shares of Common Stock at an exercise price of $2.00 per share, 300,000 of which remain outstanding and exercisable as of the date of this Proxy Statement.

OTHER

         No director, executive officer or record or beneficial owner of more than five percent of the Company's Common Stock is involved in any material legal proceeding in which he is a party adverse to the Company or has a material interest adverse to the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors of the Company is responsible for establishing and administering the Company's executive compensation programs. The Compensation Committee is comprised entirely of non-employee directors. The Compensation Committee has reviewed and is in accord with the compensation paid to executive officers for the fiscal year ended December 31, 1998.

         General Compensation Policy. The fundamental policy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and upon their performance. The Compensation
Committee reviews the compensation structures of other companies similarly situated and establishes a compensation structure designed to attract highly qualified individuals while also recognizing the Company's financial condition. This compensation structure involves three principal components: (i) a base salary established at the minimum level necessary to attract new management and to retain qualified individuals; (ii) a bonus opportunity based both on overall Company performance and individually established goals; and (iii) equity incentives in the form of stock options.

         With this compensation structure, the Company has been able to attract executives who recognize that their success is tied to the Company's future business performance and to their success in increasing shareholder value. For 1999 and future years, incentive compensation plans will be heavily weighted to reward superior operating performance, growth and profitability.

         Chief Executive Officer Compensation. Mr. Berman's compensation package was negotiated with the Compensation Committee to generally reflect the principles described above. The Compensation Committee believes that Mr. Berman's compensation, including his salary and stock options, fell, for the fiscal year ended December 31, 1998, well within the Company's compensation philosophy. See "Employment Agreements."

         Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance based. The non-performance based compensation to be paid to the Company's executive officers for the fiscal year ended December 31, 1998 did not exceed the $1 million per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for the fiscal year ended December 31, 1999 will exceed that limit. The Employee Plan is structured so that any compensation deemed made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

         Submitted by the Compensation Committee: Louis K. Adler, George Asch and Richard A. Bartlett.

COMMON STOCK PERFORMANCE

         The following graph compares the total return on the Company's Common Stock from the commencement of trading of the Company's Common Stock on January 28, 1994 to the total returns of the Standard & Poor's SmallCap 600 Index and the Standard & Poor's Lodging/Hotels Industry Index (the "Peer Group").

[THE  FOLLOWING  TABLE  WILL  BE  REPRESENTED  BY A LINE  CHART  IN THE  PRINTED
MATERIAL]


                                             Shareholder Value at Year End

                                      Jan. 1994   Dec. 1994    Dec. 1995     Dec. 1996     Dec. 1997     Dec. 1998
                                      ---------   ---------    ---------     ---------     ---------     ---------
Hospitality Worldwide Services, Inc.    $100       $53.33       $ 33.33       $180.00       $350.00       $130.00
S&P Lodging/Hotels Industry Index       $100       $96.93       $133.94       $145.03       $187.30       $218.59
S&P SmallCap 600 Index                  $100       $93.54       $121.56       $147.48       $185.21       $182.79



         Assumes $100 invested on January 28, 1994 in the Company's Common Stock, the Standard & Poor's SmallCap 600 Index and the Peer Group. The calculations in the table were made on a dividends reinvested basis.

         There can be no assurance that the Company's Common Stock performance will continue with the same or similar trends depicted in the above graph.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. During the year ended December 31, 1998, to the best knowledge of the Company, all of such forms were filed in a timely manner.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On February 1, 1998, the Company renewed its engagement of Resource Holdings as a financial advisor. As compensation for such engagement, the Company agreed to pay Resource Holdings a retainer of $10,000 per month through April 1999, when the engagement was terminated. The Company, pursuant to the terms of its previous agreement, granted Resource Holdings a five-year option to purchase 500,000 shares of Common Stock at an exercise price of $2.00 per share, 300,000 of which remain outstanding and exercisable as of the date of this Proxy Statement.

         In May 1997, the Company entered into an Agreement to Joint Venture (the "Joint Venture Agreement") with Apollo Real Estate Advisors II, L.P., a Delaware limited partnership ("Apollo") and Watermark LLC, a Delaware limited liability company of which Robert Berman, the Company's former Chairman of the Board and Chief Executive Officer, is the sole Manager and Scott Kaniewski, a former director of the Company, is a member. Pursuant to the Joint Venture Agreement, Watermark LLC received a management fee of 1 1/2% of all costs (other than soft costs) incurred in acquiring and rehabilitating a particular project. On February 9, 1998, the Company purchased the assets of the real estate advisory business from Watermark LLC, including all of Watermark LLC's right, title and interest to the aforementioned management fees payable under the Joint Venture Agreement. The Company paid Watermark LLC $1,500,000 as consideration.

         On September 30, 1999, the Company and Watermark LLC entered into a Termination Agreement pursuant to which Watermark LLC agreed to pay $885,000 to the Company immediately after the Annual Meeting provided that the Company shall have (i) issued a press release in respect of its change in business focus, (ii) offered to sell certain assets of wholly-owned subsidiary, Hospitality Restoration and Builders, Inc. to Alan Friedberg and Guillermo Montero and (iii) launched its website, and the Board of Directors shall have voted on whether to reprice all outstanding options to purchase shares of Common Stock. Robert A. Berman, the Company's former Chief Executive Officer and Chairman of the Board, has guaranteed this payment. As of the date of this Proxy Statement, the Company has either satisfied or received a waiver in respect of each of the foregoing conditions.

         In April 1999, Watermark LLC entered into an agreement with Leonard Parker, Douglas Parker, Philip Parker, Mitchell Parker, Gregg Parker and Bradley Parker to purchase 1,413,833 shares of Common Stock for $4.75 per share.
Additionally, Watermark LLC agreed to purchase all of the outstanding Convertible Preferred Stock at par value. Such transactions were abandoned in June 1999.

         During 1998 and 1999, Robert A. Berman, the Company's former Chairman of the Board and Chief Executive Officer purchased furniture from LPC in the aggregate amount of $228,986. As of November 2, 1999, Mr. Berman owes LPC $3,155 in connection with such purchase. The largest amount that Mr. Berman was indebted to LPC in connection with such purchase was $88,750.

                            -------------------------

                                 PROPOSAL NO. 3

         APPROVAL OF AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO PROVIDE THAT VACANCIES THAT EXIST ON THE BOARD OF DIRECTORS AS A RESULT OF A DETERMINATION BY THE BOARD OF DIRECTORS NOT TO NOMINATE AN INDIVIDUAL TO FILL A VACANCY CREATED BY THE EXPIRATION OF THE TERM OF A DIRECTOR MAY BE FILLED BY THE REMAINING MEMBERS OF THE BOARD OF DIRECTORS THEN IN OFFICE, PROVIDED THAT SUCH DIRECTOR SHALL HAVE A TERM THAT EXPIRES AT THE NEXT SUCCEEDING ANNUAL MEETING OF SHAREHOLDERS.

         On November 4, 1999, subject to shareholder approval, the Board of Directors authorized amendments (the "Amendments") to the Certificate of Incorporation and By-Laws of the Company to provide that vacancies that exist on the Board of Directors as a result of a determination by the Board of Directors not to nominate an individual to fill a vacancy created by the expiration of the term of a director may be filled by the remaining members of the Board of Directors then in office, provided, however, that such director shall have a term that expires at the next succeeding annual meeting of shareholders.

         The Amendments, if approved by the shareholders, would become effective upon filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Department of State of New York, which is expected to be made shortly following the adoption of the Amendments at the Annual Meeting. If the Amendments are approved, the Certificate of Incorporation and By-Laws will be amended to carry out the purposes of the Amendments. Approval of the Amendments by the shareholders will constitute approval and adoption of such changes to the Company's Certificate of Incorporation and By-Laws.

PURPOSE OF THE AMENDMENTS

         Due to the recent change in the Company's business focus, the Board of Directors has determined that it would be in the best interests of the Company to have a director with a background and experience in the e-commerce/internet area. The Board of Directors has not yet selected such a nominee and has thus nominated only one Class 1 director for election at the Annual Meeting. The Board of Directors proposes to appoint a director with the requisite experience upon selection thereof after the Annual Meeting for a term that expires upon the 2000 Annual Meeting of Shareholders (rather than a three year term as if such director had been elected at the Annual Meeting). Thereafter, the shareholders will elect a director at the 2000 Annual Meeting of Shareholders for a two year term to preserve the Company's classified board. The Amendments are intended to provide that vacancies that exist on the Board of Directors as a result of the failure of the Board of Directors to nominate an individual to fill a vacancy created by the expiration of the term of a director may be filled by the remaining members of the Board of Directors then in office, provided, however, that such director shall have a term that expires at the next succeeding annual meeting of shareholders.

DESCRIPTION OF THE AMENDMENTS

         The full text of the Amendments to the Certificate of Incorporation and By-Laws are included in this Proxy Statements as Appendices A and B, respectively. The following description of the Amendments is qualified in its entirety by reference to Appendices A and B.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of outstanding shares of capital stock entitled to vote thereon is required for approval of the proposal to amend the Company's Certificate of Incorporation and By-Laws to create three classes of directors.

         THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THESE AMENDMENTS ARE IN THE BEST INTEREST OF THE SHAREHOLDERS OF THE COMPANY AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS.

                            -------------------------

                                 PROPOSAL NO. 4

                 APPROVAL OF ADOPTION OF 1999 STOCK OPTION PLAN

         The Board of Directors of the Company has unanimously approved for submission to a vote of the shareholders a proposal to adopt the 1999 Stock Option Plan (the "1999 Plan"). The 1999 Plan is intended to replace the Company's existing 1996 Stock Option Plan (the "1996 Plan") and 1996 Outside Directors' Plan (the "Directors' Plan"). If the 1999 Plan is approved by the shareholders, the Company intends that no further options will be granted (including any options which may be returned to 1996 Plan or the Directors' Plan because they terminated unexercised) under each of the 1996 Plan and the Directors Plan, but options heretofore granted thereunder will remain unaffected. The 1996 Plan and the Directors' Plan provide for the grant of options to purchase an aggregate of 2,950,000 shares of Common Stock. As of the date hereof, options to purchase 1,796,333 shares of Common Stock remain available under these plans.

         The purpose of the 1999 Plan is to retain in the employ of and as directors, consultants and advisors to the Company persons of training, experience and ability, to attract new employees, directors, advisors and consultants whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. As the Company continues to develop its plans to become an e-commerce based supply and distribution business, it believes that the grants of options and other forms of equity participation will become a more important means to retain and compensate employees, directors, advisors and consultants. In addition, recent changes in management of the Company have required certain members of the Board of Directors to participate more actively in, and devote substantially greater time to, the business affairs of the Company. The Company desires to achieve greater flexibility in its ability to compensate members of its Board of Directors. Neither the 1996 Plan nor the Directors Plan permit the discretionary granting of options to non-employee directors.

         Each option granted pursuant to the 1999 Plan shall be designated at the time of grant as either an "incentive stock option" or as a "non-statutory stock option." In addition, any director of the Company who is neither a present nor past employee of the Company, will receive automatic option grants under
Section 6 of the 1999 Plan. A summary of the significant provisions of the 1999 Plan is set forth below. The full text of the 1999 Plan is set forth as Appendix C to this Proxy Statement. This discussion of the 1999 Plan is qualified in its entirety by reference to Appendix C.

ADMINISTRATION OF THE PLAN

         The 1999 Plan will be administered by a committee consisting of two or more directors who are "Non- Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the Code) (the "Committee"). The Committee determines, with the exception of options automatically granted to non-employee directors pursuant to Section 6 of the Plan, to whom among those eligible, and the time or times at which options will be granted, the number of shares to be subject to options, the duration of options, any conditions to the exercise of options, and the manner in and price at which options may be exercised. In making such determinations, the Committee may take into account the nature and period of service of eligible persons, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee in its discretion deems relevant.

         The Committee is authorized to amend, suspend or terminate the 1999 Plan, except that it is not authorized without shareholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) materially increase the number of shares that may be issued under the 1999 Plan, except as is provided in Section 8 of the 1999 Plan; (ii) materially increase the benefits accruing to the Optionees under the 1999 Plan; (iii) materially modify the requirements as to eligibility for participation in the 1999 Plan;
(iv) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof, decrease the exercise price of a Nonqualified Option to less than 75% of the Fair Market Value per share of Stock on the date of grant thereof; or decrease the exercise price of an option granted to a Non-Employee director under Section 6 of the 1999 Plan, or (v) extend the term of any option beyond that provided for in
Section 5(b) of the 1999 Plan.


         Unless the 1999 Plan is terminated earlier by the Committee, it will terminate on November 4, 2009.

COMMON STOCK SUBJECT TO THE 1999 PLAN

         The 1999 Plan provides that options may be granted with respect to a total of 2,500,000 shares of Common Stock. Under certain circumstances involving a change in the number of shares of Common Stock, such as a stock split, stock consolidation or payment of a stock dividend, the class and aggregate number of shares of Common Stock in respect of which options may be granted under the 1999 Plan, the class and number of shares subject to each outstanding option and the option price per share will be proportionately adjusted. In addition, if the Company is involved in a merger, consolidation, dissolution, liquidation or upon a transfer of substantially all of the assets or more than 80% of the outstanding Common Stock, the options granted under the 1999 Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 1999 Plan.

PARTICIPATION

         Any employee, officer, director of, and any consultant and advisor to the Company or any of its subsidiaries shall be eligible to receive stock options under the 1999 Plan. Only employees of the Company or its subsidiaries shall be eligible to receive incentive stock options. Only directors that are not past or present employees of the Company (each a "Non-Employee Director") shall be eligible to receive automatic option grants under Section 6 of the 1999 Plan.

OPTION PRICE

         With the exception of options granted to  Non-Employee  Directors under
Section 6 of the 1999 Plan, the exercise price of each option is determined by the Committee, but may not be less than 100% of the Fair Market Value (as defined in the 1999 Plan) of the shares of Common Stock covered by the option on the date the option is granted in the case of an incentive stock option, nor less than 75% of the Fair Market Value of the shares of Common Stock covered by the option on the date the option is granted in the case of a non-statutory stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's capital stock, then the exercise price may not be less than 110% of the Fair Market Value of the Common Stock covered by the option on the date the option is granted.

TERMS OF OPTIONS

         With the exception of options granted to  Non-Employee  Directors under
Section 6 of the 1999 Plan, the Committee shall, in its discretion, fix the term of each option, provided that the maximum term of each option shall be 10 years. Incentive stock options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The 1999 Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment or engagement.



AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

         Pursuant to Section 6 of the 1999 Plan, subject to shareholder approval, each Non-Employee Director who becomes a director after December 15, 1999 shall receive a grant of an option to purchase 15,000 shares of Common Stock on the date such Non-Employee Director becomes a director of the Company. To the extent that shares of Common Stock remain available for the grant of options under the 1999 Plan, on April 1 of each year, commencing on April 1, 2000, each Non-Employee Director shall be granted an option to purchase 10,000 shares of Common Stock.

         Options automatically granted under Section 6 of the 1999 Plan shall be exercisable in three equal installments commencing on the first anniversary of the date of such grant; provided that in the case of a Non-Employee Director's death or permanent disability, such options held thereby will become immediately exercisable for a one-year period (but in no case after the stated term of such option has expired); further provided that no such option shall be exercisable until more than six months have elapsed from the grant date and shareholder approval of the 1999 Plan shall have been obtained.

         The term of each of the options granted under Section 6 of the 1999 Plan shall be five years from the date of grant, subject to early termination by the Committee. The 1999 Plan also provides for the earlier termination of such options in the event a Non-Employee Director's membership on the Board of Directors terminates.

         If a Non-Employee Director's membership on the Board of Directors terminates for any reason other than cause or the death or disability of such Non-Employee Director, options granted under Section 6 of the 1999 Plan which are held on the date of termination may be exercised in whole or in part at any time within ninety days after the date of such termination (but in no event after the term of such option expires) and shall thereafter terminate. If a Non-Employee Director's membership on the Board of Directors is terminated for cause, which determination shall be made by the Board of Directors, all options granted under Section 6 of the 1999 Plan then held by such Non-Employee Director shall terminate concurrently with termination of membership.

RESTRICTIONS ON GRANT AND EXERCISE

         Generally, an option may not be transferred or assigned other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and, during the lifetime of the option holder, may be exercised solely by him. The aggregate Fair Market Value (determined at the time the incentive stock option is granted) of the shares as to which an employee may first exercise incentive stock options in any one calendar year under all incentive stock option plans of the Company and its subsidiaries may not exceed $100,000. The Committee may impose any other conditions to exercise as it deems appropriate.

REGISTRATION OF SHARES

         The Company may file a registration statement under the Securities Act of 1933, as amended, with respect to the Common Stock issuable pursuant to the 1999 Plan subsequent to the approval of the 1999 Plan by the Company's shareholders.

RULE 16B-3 COMPLIANCE

         In all cases, the terms, provisions, conditions and limitations of the 1999 Plan shall be construed and interpreted consistent with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

TAX TREATMENT OF INCENTIVE OPTIONS

         No taxable income will be recognized by an option holder upon receipt of an incentive stock option, and the Company will not be entitled to a tax deduction in respect of such grant.

         In general, no taxable income for Federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the expiration of the longer of (i) two years after the date of grant, or (ii) one year after the transfer of the option shares, upon disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

         If, however, the option holder disposes of his option shares prior to the expiration of the required holding periods, he will recognize ordinary income for Federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price. Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided such amount constitutes an ordinary and reasonable expense of the Company.

         The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price of an incentive stock option will be a tax preference item for purposes of the alternative maximum tax, which, in general, imposes a 26% tax rate on the initial $175,000 (and a 28% rate in excess of $175,000) of the excess of (i) an individual's taxable income with certain adjustments and increased by certain tax preference items over (ii) $33,750 ($45,000 for joint returns) reduced by $.25 for each $1.00 by which the alternative minimum taxable income exceeds $112,500 ($150,000 for joint returns). Special rules apply to capital gain income. An individual will be liable for the alternative minimum tax only to the extent that the amount of such tax exceeds the liability for regular Federal income tax.

TAX TREATMENT OF NON-STATUTORY OPTIONS

         No taxable income will be recognized by an option holder upon receipt of a non-statutory stock option, and the Company will not be entitled to a tax deduction for such grant.

         Upon the exercise of a non-statutory stock option, the option holder will include in taxable income for Federal income tax purposes the excess in value on the date of exercise of the shares acquired upon exercise of the non-qualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder's holding period for the shares, commencing upon the exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

         The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares in his income.

WITHHOLDING OF TAX

         The Company is permitted to deduct and withhold amounts required to satisfy its withholding tax liabilities with respect to its employees or, in its discretion, permit the withholding of shares otherwise issuable to the option holder.

OPTION GRANTS

         No options have heretofore been granted under the 1999 Plan.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of outstanding shares of Common Stock is required for the approval of the 1999 Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL
                        OF THE ADOPTION OF THE 1999 PLAN
                            -------------------------


                                 PROPOSAL NO. 5

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Arthur Andersen, LLP to be the independent auditors of the Company for the fiscal year ending December 31, 1999. Although the selection of independent auditors does not require ratification, the Board of Directors has directed that the appointment of Arthur Andersen, LLP be submitted to shareholders for ratification. If shareholders do not ratify the appointment of Arthur Andersen, LLP, the Board of Directors will consider the appointment of other independent auditors. A representative of Arthur Andersen, LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.


          CHANGE IN COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         On November 12, 1997, the Company dismissed BDO Seidman, LLP ("BDO") as its independent certified public accountants. The Company's Board of Directors approved such dismissal. BDO's accountant's report on the financial statements of the Company for the 1995 and 1996 fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with its audits for the 1995 and 1996 fiscal years and during the subsequent interim period ending on November 13, 1997, there were no other reportable events or disagreements with BDO to report in response to Item 304(a) of Regulation S-K, ss. 229.304(a).

         On November 12, 1997, Arthur Andersen, LLP was engaged as new independent auditors to the Company.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
           OF THE APPOINTMENT OF ARTHUR ANDERSEN, LLP AS THE COMPANY'S
                              INDEPENDENT AUDITORS.
                            -------------------------

                              SHAREHOLDER PROPOSALS

         Shareholder proposals in respect of matters to be acted upon at the Company's 2000 Annual Meeting of Shareholders should be received by the Company on or before January 30, 2000 in order that they may be considered for inclusion in the Company's proxy materials.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be presented for action at the forthcoming Annual Meeting, but if any other matters properly come before the Annual Meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.

         An Annual Report for the fiscal year ended December 31, 1998, including financial statements, is being mailed to shareholders with this Proxy Statement. If, for any reason, you did not receive your copy of the Annual Report, please advise the Company and a copy will be sent to you.

         It is important that proxies be returned promptly. Therefore, whether or not you plan to attend the meeting in person, you are urged to mark, date, execute and return your proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States.

                                   By Order of the Board of Directors,


                                   LEONARD F. PARKER
                                   Chairman Emeritus & Secretary

Dated:   New York, New York
         November [19], 1999

                                                                      APPENDIX A

                          Text of Proposed Amendment to
                          Certificate of Incorporation
            to Provide for the Failure to Nominate a Class I Director


RESOLVED:   That the  Certificate  of  Incorporation  be  amended  by adding the following language to the end of Article 7 in the following form:

         "Notwithstanding the foregoing, in the event that the Board of Directors does not nominate a director for election by the shareholders at an annual meeting of shareholders, the Board of Directors shall be entitled to appoint a director after such annual meeting for a term that expires at the next succeeding annual meeting of shareholders and until such director's successor is elected and qualified. At such succeeding annual meeting, the shareholders shall elect a director for a two-year term that expires at the annual meeting of shareholders held in the second year following the year of such director's election by the shareholders, and until such director's successor is elected and qualified. Thereafter, the directors shall continue to be elected in accordance with the election schedule set forth above."

                                                                      APPENDIX B

                          Text of Proposed Amendment to
                            The Company's By-Laws to
                 Provide for the Failure to Nominate a Director

1. SECTION 3 OF ARTICLE III OF THE COMPANY'S BY-LAWS SHALL BE AMENDED BY ADDING THE FOLLOWING LANGUAGE AT THE END THEREOF:

         "Notwithstanding the foregoing, in the event that the Board of Directors does not nominate a director for election by the shareholders at an annual meeting of shareholders, the Board of Directors shall be entitled to appoint a director after such annual meeting for a term that expires at the next succeeding annual meeting of shareholders and until such director's successor is elected and qualified. At such succeeding annual meeting, the shareholders shall elect a director for a two-year term that expires at the annual meeting of shareholders held in the second year following the year of such director's election by the shareholders, and until his successor is elected and qualified. Thereafter, the directors shall continue to be elected in accordance with the election schedule set forth above."

2. SECTION 8 OF ARTICLE III OF THE COMPANY'S BY-LAWS SHALL BE AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

         "Section 8. Newly Created Directorships and Vacancies. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason except the removal of directors by shareholders may be filled by vote of a majority of the directors then in office, although less than a quorum exists. Vacancies occurring as a result of the removal of directors by shareholders shall be filled by the shareholders. A vacancy occurring in the Board of Directors as a result of a determination by the Board of Directors not to nominate a director for election by the shareholders at an annual meeting of shareholders shall be filled by vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall be elected to hold office for the unexpired term of his predecessor, except that a director elected by the directors as a result of the failure of the Board of Directors to nominate a director for election by the shareholders at an annual meeting of shareholders shall be elected to hold office until the next succeeding annual meeting of shareholders and until his successor has been elected and qualified; whereupon the shareholders shall elect a director for a term that expires at the annual meeting of shareholders held in the second year following the year of such director's election by the shareholders, and until his successor is elected and qualified. A director elected to fill a vacancy for a newly created directorship shall be elected to hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. For any new Board created directorship that is filled by a vote of a majority of the directors then in office, there shall not be any classification of the additional director until the next annual meeting of shareholders. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled."

                                                                      APPENDIX C

                      HOSPITALITY WORLDWIDE SERVICES, INC.

                             1999 STOCK OPTION PLAN



         2.       Purpose of the Plan.
                           This 1999 Stock  Option Plan (the "Plan") is intended
as an incentive, to retain in the employ of and as directors, consultants and advisors to Hospitality Worldwide Services, Inc., a New York corporation (the "Company") and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

                  It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of
Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

                  The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is generally intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

         3.       Administration of the Plan.

                  The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more directors who are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

                  Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

                  In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not consist of two or more directors who are "Non-Employee" and "Outside," or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

         4.       Designation of Optionees.

                  The persons eligible for participation in the Plan as recipients of Options (the "Optionees") shall include employees, officers and directors of (in addition to what such director has received or may receive under Section 6 of the Plan), and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company or any Subsidiary. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee or the Optionee's relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions, potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

         5.       Stock Reserved for the Plan.

                  Subject to adjustment as provided in Section 8 hereof, a total of 2,500,000 shares of the Company's Common Stock, $0.01 par value per share (the "Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 750,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

         6.       Terms and Conditions of Options.

                  Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) Option Price. The purchase price of each share of Stock purchasable pursuant to an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 75% of the Fair Market Value of such share of Stock on the date the Option is granted; provided, however, that if an Option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair Market Value (as such term is defined below) of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. "Fair Market Value" means the closing price of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market (if the shares of Stock are regularly quoted on the NASDAQ Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. In no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed. Notwithstanding anything to the contrary in this Section 5(a), the purchase price of each share of Stock purchasable pursuant to an Option granted to a director under Section 6 of the Plan shall be the Fair Market Value of such share of Stock on the date such Option is granted.

                  (b) Option Term. The term of each Option shall be fixed by the Committee, however, no Option shall be exercisable more than ten years after the date such Option is granted. Notwithstanding anything to the contrary in this
Section 5(b), in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Option shall be exercisable more than five years after the date such Option is granted; and in the case of an Option granted to a director under Section 6 of the Plan, the term of such Option shall be five years from the date of grant of such Option, subject to earlier termination as provided in the Plan.

                  (c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; however, Options granted to directors under Section 6 of the Plan shall only be exercisable in three equal installments commencing on the first anniversary of the grant of such Option. Upon a Change of Control, the Committee may declare all options granted under the Plan and then outstanding to be exercisable in full at such time or times, and under such conditions, as the Committee shall determine. A "Change of Control" shall mean: (i) the sale of all or substantially all of the assets of the Company in one or a series of related transactions to any person or entity or group of persons or entities acting in concert or (ii) the merger or consolidation of the Company with or into another corporation with the effect that the then existing stockholders of the company hold less than 50% of the combined voting power of the then outstanding securities of the surviving corporation of such merger or the corporation resulting from such consolidation or (iii) the acquisition by any person or entity or group of persons or entities acting in concert of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of the outstanding shares of the voting stock of the Company or (iv) the adoption of a plan relating to the liquidation or dissolution of the Company.

                  (d) Method of Exercise. Options may be exercised, to the extent then exercisable, in whole or in part at any time during the term of the Option, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee
(i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                  (e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, or (ii) a member of the Optionee's immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

                  (f) Death. Unless otherwise determined by the Committee at the time of grant, if any Optionee's employment with, retention by or service to the Company or any Subsidiary (including that as a director of the Company) terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter. Notwithstanding anything to the contrary in this Section 5(f), in the case of the death of a director holding Options granted under Section 6 of the Plan, such Options shall become immediately exercisable.

                  (g) Disability. Unless otherwise determined by the Committee at the time of grant, if any Optionee's employment with, retention by or service to the Company or any Subsidiary (including that as a director of the Company) terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent such Option was exercisable at the time of termination due to such disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 90 days of the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 90-day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter. Notwithstanding anything to the contrary in this Section 5(g), in the case of termination by reason of disability of a director holding Options granted under Section 6 of the Plan, such Options may not be exercised after one year of the date of such termination or the expiration of the stated term of the Option, whichever period is shorter, provided, however, that if such a director dies within such one-year period, any unexercised Option held by such director shall thereafter be exercisable to the extent to which it is exercisable at the time of the death of such director for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

                  (h) Retirement. Unless otherwise determined by the Committee at the time of grant, if any Optionee's employment with, retention by or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 90 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 90-day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

                  For purposes of this Section 5(h) "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and "Early Retirement" shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

                  (i) Other Termination. Unless otherwise determined by the Committee at the time of grant, if any Optionee's employment with, retention by or service to the Company or any Subsidiary (including that as a director of the Company) terminates for any reason other than death, disability, Normal Retirement or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 90 days after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

                  (j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

                  (k) Transfer of Incentive Option Shares. The stock option agreement evidencing an Incentive Option granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

         7.       Grants to Non-Employee Directors.

                  Each Non-Employee Director who becomes a director of the Company after December 15, 1999 shall automatically receive a grant of an Option to purchase 15,000 shares of Stock on the date that such Non-Employee director becomes a director. Thereafter, to the extent that shares of Stock remain available for the grant of Options under the Plan, each year on April 1, commencing April 1, 2000, each Non-Employee Director shall be granted an Option to purchase 10,000 shares of Stock

         8.       Term of Plan.

                  No Option shall be granted pursuant to the Plan on or after November 4, 2009, but Options theretofore granted may extend beyond that date.

         9.       Capital Change of the Company.

                  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event.

         10.      Purchase for Investment.

                  Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he or she is acquiring the shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         11.      Taxes.

                  The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

         12.      Effective Date of Plan.

                  The Plan shall be effective on November 4, 1999, provided however that the Plan shall subsequently be approved by majority vote of the Company's stockholders not later than November 3, 2000.

         13.      Amendment and Termination.

                  The Board may amend, suspend or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without the Optionee's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

                  (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

                  (b) materially increase the benefits accruing to the Optionees under the Plan;

                  (c) materially modify the requirements as to eligibility for participation in the Plan;

                  (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof, decrease the exercise price of a Nonqualified Option to less than 75% of the Fair Market Value per share of Stock on the date of grant thereof; or decrease the exercise price of an Option granted to a director under Section 6 of the Plan, or

                  (e) extend the term of any Option  beyond that provided for in
Section 5(b).

                  The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

         14.      Government Regulations.

                  The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

         15.      General Provisions.

                  (a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                  (b) Employment Matters. The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

                  (c) Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                  (d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.



                                     HOSPITALITY WORLDWIDE SERVICES, INC.
                                     November 4, 1999

                      HOSPITALITY WORLDWIDE SERVICES, INC.

                    Proxy Solicited by the Board of Directors
                                     for the
                         ANNUAL MEETING OF SHAREHOLDERS

                                December 15, 1999


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of HOSPITALITY WORLDWIDE SERVICES, INC. (the "Company") does hereby constitute and appoint DOUGLAS A. PARKER and JOHN F. WILKENS or either of them (each with full power of substitution of another for himself) as attorneys, agents and proxies, for and in the name, place and stead of the undersigned, and with all the powers the undersigned would possess if personally present, to vote as instructed below all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Wednesday, December 15, 1999 at 10:00 A.M. local time at the Hyatt Alhambra, Coral Gables, Florida and at any adjournment or adjournments thereof, all as set forth in the Notice of Meeting and Proxy Statement.

                               (See Reverse Side)

1.       AMENDMENT TO CERTIFICATE OF INCORPORATION:

         To vote for the approval of the amendment to the Company's Certificate of Incorporation to change the name of the Company from "Hospitality Worldwide Services, Inc." to "Hotelworks.com, Inc."

                  -----                     -----                      -----
         FOR      |   |        AGAINST      |   |        ABSTAIN       |   |
                  -----                     -----                      -----


2.       ELECTION OF DIRECTOR:

         To vote for the election of Leonard F. Parker as a Class I director:


                                   WITHHOLD AUTHORITY
        FOR Leonard F. Parker      to vote for Leonard F. Parker
              -----                           -----
              |   |                           |   |
              -----                           -----

3. AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO PROVIDE FOR THE FAILURE TO NOMINATE A DIRECTOR

        To vote for the approval of the amendments to the Company's Certificate of Incorporation and By-Laws to provide that vacancies that exist on the Board of Directors as a result of a determination by the Board of Directors not to nominate an individual to fill a vacancy created by the expiration of the term of a director may be filled by the remaining members of the Board of Directors then in office, provided, however, that such director shall have a term that expires at the next succeeding annual meeting of shareholders.


                  -----                     -----                      -----
        FOR       |   |        AGAINST      |   |        ABSTAIN       |   |
                  -----                     -----                      -----

4.      APPROVAL OF ADOPTION OF 1999 STOCK OPTION PLAN:

        To approve the adoption of the 1999 Stock Option Plan.

                  -----                     -----                      -----
        FOR       |   |        AGAINST      |   |        ABSTAIN       |   |
                  -----                     -----                      -----



5.      RATIFICATION OF THE APPOINTMENT OF CERTIFIED PUBLIC ACCOUNTANTS:

        To ratify the appointment of Arthur Andersen, LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1999.

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        FOR       |   |        AGAINST      |   |        ABSTAIN       |   |
                  -----                     -----                      -----


6.      DISCRETIONARY AUTHORITY:

        To vote with discretionary authority with respect to all other matters which may come before the Annual Meeting.

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        FOR       |   |        AGAINST      |   |        ABSTAIN       |   |
                  -----                     -----                      -----

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO SUCH INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN FAVOR OF THE ALL OF THE FOREGOING PROPOSALS.

        The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. T`he undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated November [19], 1999.

Signature   ____________________    Date __________________


Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing on behalf of a corporation, you should be an authorized officer of such corporation, and please give your title as such.